Leader Short Duration Bond Fund

Institutional Shares:	LCCIX
Investor Shares:	LCCMX
Class A Shares:	LCAMX
Class C Shares:	LCMCX

Leader Total Return Fund

Institutional Shares:	LCTIX
Investor Shares:	LCTRX
Class A Shares:	LCATX
Class C Shares:	LCCTX

Leader High Quality Low Duration Bond Fund

Institutional Shares:	LFIFX
Investor Shares:	LFVFX

Supplement dated April 10, 2020

to the Prospectus and Statement of Additional Information (“SAI”) dated January 3, 2020

The following supersedes any contrary information contained in the Funds’ current Prospectus or SAI.

Important Notice Regarding Change in Investment Policy and Name

This supplement provides information regarding various changes to the Leader Short Duration Bond Fund (the “Fund”). These changes include changing the Fund’s name and investment policy.

Name Change

Effective June 10, 2020, the Leader Short Duration Bond Fund is renamed the “Leader Short Term High Yield Bond Fund”.

Revised Investment Policy

Effective June 10, 2020, the Fund’s principal investment policy is revised as follows.

Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in non-investment grade bonds (also known as “junk bonds” or “high yield”), which the Fund defines as securities rated B or higher by Moody’s Investors Service, Standard & Poor’s Ratings Group, Fitch Ratings, Inc. or other National Recognized Statistical Rating Organization (“NRSRO”) or, if unrated by such NRSROs, determined by the Advisor to be of comparable quality. Fixed income securities in which the Fund may invest include:

•	foreign and domestic bonds, notes, corporate debt, convertible debt securities, preferred securities;
•	U.S. and foreign government securities and domestic municipal securities;
•	asset-backed securities (loan and credit backed securities including collateralized loan obligations (“CLOs”)), interest-only securities, and STRIPS (Separate Trading of Registered Interest and Principal of Securities, a type of zero-coupon debt instrument);
•	mutual funds and exchange-traded funds that invest in high-yield securities, including funds that are advised by Leader Capital Corp. (the “Advisor”); and
•	repurchase agreements.

The Fund’s effective average duration of its portfolio investments will normally be three years or less.

The Advisor utilizes a fundamental top-down analysis, meaning it analyzes the economy, interest rate cycles, the supply and demand for credit, and the characteristics of individual securities in making investment selections. The Advisor will consider a floating or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider: (1) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature; (2) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand; and (3) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand.

The Advisor may sell a security if its value becomes unattractive, such as when its fundamentals deteriorate or when other investment opportunities exist that may have more attractive yields. As a result of its trading strategy, the Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover and commissions than many investment companies.

There is no change to the Fund’s investment objective, which will remain to deliver a high level of current income, with a secondary objective of capital appreciation. There is also no change to the Fund’s portfolio management team. Shareholders will receive a revised prospectus shortly after the effective date of the name and strategy change.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated January 3, 2020, each as amended, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at (800) 711-9164.

Supplement dated April 10, 2020